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                                                            Exhibit 23






                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





     As independent public accountants, we hereby consent to the incorporation of our report dated February 15, 1995 on the financial statements of Mississippi Power Company, included in this Form 8-K, into Mississippi Power Company's previously filed Registration Statement File Nos. 33-49320 and 33-49649.



/s/ ARTHUR ANDERSEN LLP

Atlanta, Georgia
March 1, 1995